Supplement dated May 1, 2015

to the

Prospectus dated May 1, 1998 for Select Guard Annual Premium Variable Life Insurance Policy (Select Guard)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998, as supplemented through May 24, 2011 (the “Prospectus”), for the Select Guard Annual Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account C and marketed under the name “Select Guard”.

Effective May 1, 2015, the following chart of fund names, objectives and typical investments supersedes any such chart contained in the Prospectus or any subsequent supplement thereto.

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Fund	Investment Objective	Typical Investments	Investment Advisor/ Sub-advisor and Principal Business Address
RS Large Cap Alpha VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in large-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) between $5 billion and the market capitalization of the largest company included in the Russell 1000© Index on the last day of the most recent quarter.	RS Investment Management Co. LLC (RS) One Bush Street, Suite 900 San Francisco, CA 94104
RS International VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States, which the investment team considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	RS Investment Management Co. LLC (RS) One Bush Street, Suite 900 San Francisco, CA 94104
RS Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in Investment-grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, loans, and obligations of the U.S. government and its agencies and instrumentalities.	RS Investment Management Co. LLC (Adviser) (RS) One Bush Street, Suite 900 San Francisco, CA 94104 Park Avenue Institutional Advisers LLC (Sub-adviser) 7 Hanover Square New York, NY 10004

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Fund	Investment Objective	Typical Investments	Investment Advisor/ Sub-advisor and Principal Business Address
Fidelity VIP Money Market Portfolio (Service Class 2)	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. Potentially entering into reverse repurchase agreements. Investing more than 25% of total assets in the financial services industries. Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Money Market Portfolio’s fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry. A meeting of shareholders of Money Market Portfolio will be held on May 12, 2015, to vote on this proposal. If approved by shareholders, the fund will make other changes necessary to operate as a government money market fund, including (i) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully and (ii) changing its name to “Government Money Market Portfolio.” If approved, the fund currently anticipates that these changes will take effect in the fourth quarter of 2015. Shareholders should read the proxy statement, which contains important information relating to the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-208-0098. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, Massachusetts 02210
Value Line Centurion Fund	Long-term growth of capital.	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System.	EULAV Asset Management (EULAV) 7 Times Square, 21st Floor New York, NY 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S common stocks, bonds and money market instruments.	EULAV Asset Management (EULAV) 7 Times Square, 21st Floor New York, NY 10036

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

Except as set forth herein, all other provisions of the prospectus noted above, as heretofore supplemented, shall remain unchanged.

This Prospectus Supplement must be preceded or accompanied by the most recent prospectus for the applicable product and should be retained with the Prospectus for future reference

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